UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22243

T. Rowe Price Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1: Report to Shareholders

Strategic Income Fund	May 31, 2011

The views and opinions in this report were current as of May 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global bond markets provided solid returns over the past 12 months despite bouts of volatility in many markets. The U.S. economy continued to recover, aided by monetary and fiscal stimulus programs, while low interest rates and robust new issue markets allowed companies to shore up their balance sheets. Domestic bonds performed well, with investors in the higher-yielding segments of the market enjoying strong returns. Non-U.S. bonds also rose, helped by a weaker dollar and improving fundamentals in many markets despite a widening sovereign debt crisis in Europe and political unrest across the Middle East and North Africa. The Strategic Income Fund reported good returns from a broad range of its holdings and significantly exceeded its benchmark, aided by the strong performance of high yield and emerging markets debt.

PERFORMANCE COMPARISON

The Strategic Income Fund rose 3.67% and 9.63% for the 6- and 12-month periods ended May 31, 2011, respectively. The fund outperformed the Barclays Capital Global Aggregate Ex-Treasury U.S. Dollar (Hedged) Index but trailed the Lipper Global Income Funds Average for both periods.

The fund aims to provide a highly diversified fixed income portfolio that invests in a broad range of securities: domestic and foreign, developed and emerging markets, higher risk and higher quality, and government-issued and corporate bonds. The fund represents a more aggressive diversified bond fund than other T. Rowe Price offerings due to our substantial allocations to higher-risk sectors and foreign bonds and our willingness to deviate significantly from the benchmark when we perceive attractive opportunities. However, the fund is designed to be less volatile than bond funds concentrated on a single higher-risk sector, such as high yield.

MARKET ENVIRONMENT

The U.S. economy continued to heal over the past 12 months, though the pace of recovery has been modest compared with prior post-recession periods. The pace of recovery has been fitful, but recent events have revived concerns that the economy could experience a renewed downturn after the 2008 financial crisis. Toward the end of 2010, we saw the recovery accelerate, largely due to government monetary and fiscal stimulus programs. In November, the Federal Reserve began a second round of quantitative easing, a program in which the central bank agreed to buy $600 billion of U.S. Treasury bonds. The program, informally known as QE2, has kept short-term interest rates near 0% and is scheduled to end in June. In December, the White House and Congress agreed to extend tax cuts that were scheduled to expire at the end of 2010 and cut payroll taxes for one year. Private employers added to payrolls in the spring, which helped whittle down a high jobless rate. However, a spate of grim economic data at the end of the reporting period renewed fears that the recovery was flagging.

A weak employment report for May, which included a rise in the jobless rate to 9.1%—its highest level so far this year—contributed to those concerns, as did ongoing weakness in the housing market.

Developed markets in Europe continued recovering, but the pace of growth was uneven across the continent as major economies led by Germany expanded while peripheral markets grappled with mounting debt and fiscal austerity measures. Concerns about Europe’s sovereign debt crisis intensified as the fiscal crisis, which started in Greece in April 2010, spread to Ireland and then Portugal, both of which received financial bailouts from the European Central Bank (ECB) and the International Monetary Fund over the past year. At the time of this writing, European officials were negotiating a second rescue package for Greece, though uncertainty on how this might unfold has fed significant angst and risk aversion in global financial markets. Despite the troubles afflicting Greece and other financially weaker countries, the ECB has adopted a hawkish approach toward inflation, which has exceeded the bank’s 2% limit since December. The ECB raised interest rates by a quarter of a percentage point to 1.25% in April, its first rate increase since 2008, and is expected to further tighten monetary policy over the coming months. Still, the uneven recovery across Europe and issues in periphery countries could keep further rate increases modest over the near term.

Emerging markets proved to be in much better shape than the developed world, as most countries resumed growing briskly after the 2008 financial crisis. Faster economic growth, however, has fanned worries about inflation and overheating in many developing countries. In response to inflationary pressures, China, Brazil, India, and other emerging markets have raised interest rates and restricted bank credit in the past year to contain growth. Elsewhere in the emerging world, antigovernment protests in the Middle East starting in December drove up oil prices to more than $100 a barrel by March. Rising violence in Libya, Africa’s third-largest oil exporter, stoked fears of a supply-side oil shock and pushed oil prices higher over the period, driving intermediate-term inflation expectations higher and pressuring nominal Treasury yields.

U.S. Treasury yields mostly fell over the reporting period but increased substantially at the end of 2010 as additional quantitative easing lifted inflation expectations. Moreover, additional fiscal stimulus revived expectations that the U.S. economy—despite the weak housing and jobs markets—would firmly recover. More recently, yields fell in the spring following a series of disappointing economic news suggesting that the recovery may be weaker than expected. In April, the Fed trimmed its estimates for 2011 and 2012 U.S. economic growth and reported that the economy in the first three months of 2011 grew just 1.8%, down from 3.1% in the fourth quarter of 2010. Additionally, credit ratings agency Standard & Poor’s revised its long-term U.S. credit outlook to “negative” for the first time, highlighting the country’s massive budget challenges. The uncertain economic outlook—combined with ongoing concerns about Middle East turmoil, European sovereign debt issues, and repercussions from the calamitous earthquake that struck Japan in March—spurred investors to buy Treasuries, pushing prices higher and yields to their lowest levels in several months at the end of the reporting period. The weak U.S. economic picture and large amounts of monetary stimulus pushed the dollar to multiyear lows against several foreign currencies.

PERFORMANCE AND INVESTMENT REVIEW

Our positions in high yield and leveraged loans were key contributors to performance on an absolute and relative basis. Non-Treasury sectors across the board performed well as investors’ desire for yield and willingness to take on more risk drove credit sectors broadly higher over the period.

Last June, we began to increase our high yield exposure to take advantage of a sell-off in the sector driven by the onset of the crisis in Greece and general risk aversion. Despite unrest in the Middle East and the earthquake in Japan, high yield bonds performed well as new issues from companies eager to take advantage of low interest rates and refinance their debt met strong investor demand. Generally, expectations of corporate defaults have fallen and companies’ balance sheets have markedly improved, although we note with some concern the emergence of a decline in the quality of new issues. High yield bonds—which posted double-digit returns in 2009 and 2010—currently offer a lower yield advantage over comparable Treasuries. With valuations looking somewhat less compelling, we have reduced our high yield exposure to more normalized levels. One strategy of note within the sector is our recent addition of a number of high yield bonds that may be a called (prematurely paid off by the issuer) within the next two years. While these bonds offer less potential for price appreciation than other high yield bonds and still carry credit risk, the high current income they provide makes them an attractive alternative to short-term securities, in our view. Our overall high yield allocation has increased as a result, although these securities are intended to play a different role in the portfolio than our traditional high yield holdings.

We maintain an overweight in bank loans, which performed strongly as investors embraced riskier assets. Earlier this year, an increased supply of new loan issues related to companies refinancing their existing debt met strong demand from investors eager to maintain their exposure to those companies. Since more refinancing activity generally leads to financially stronger companies and reduces the risk of default over time, we see this round of heightened refinancing as a positive trend. We continue to have a favorable view of bank loans, which tend to offer a higher-quality exposure to high yield and come with a floating rate feature that offers some protection from rising interest rates.

One of the most significant changes since our last letter at the end of November has been raising our exposure to non-U.S. dollar-denominated emerging markets debt. We are overweight in local currency emerging market bonds due to higher real yields and our negative view of the dollar, which we expect will weaken over time given U.S. deficits and growth differentials versus emerging economies. We currently hold investments in many major emerging markets, including currency exposure to China, Russia, and Brazil.

We reduced our exposure to investment-grade U.S. corporate bonds over the period. Corporate bonds have rallied strongly since the 2008 financial crisis and valuations are less compelling, though corporate fundamentals remain solid and earnings have been strong. Domestic companies have relatively high levels of cash on their balance sheets, which should allow them to steer through a sluggish recovery, and low interest rates have allowed companies to refinance debt at cheaper rates. But as QE2 winds down, we are taking a more cautious approach and focusing on how revenue and earnings growth will hold up in what is shaping up to be a protracted economic recovery.

The portfolio also has exposure to non-U.S. developed countries, mainly in the form of European corporate holdings. Although we could see interest rates in Europe slowly rise in the coming months, we have a favorable view of European corporate debt and believe our holdings still represent value compared with their U.S. counterparts. However, we have begun to take a more cautious view of Europe given debt troubles in Greece and other financially weak periphery countries. Rising speculation that the crisis will spread to Spain, the euro zone’s fourth-largest economy after Germany, France, and Italy, is worrisome. A bailout of Spain would have far greater impact on global financial markets than the earlier rescues for Greece, Ireland, and Portugal, particularly given European banks’ sizable exposure to Spanish debt.

OUTLOOK

Bond investors have been rewarded for risk-taking with stellar returns in the past two years. We believe that the bond market’s easiest and broadest gains are behind us, and investors will see more moderate returns over the next 12 months. Over the last few years, unusually high volatility led to significant disparities in sector valuations and historically wide credit spreads. Now, however, with interest rates at low levels and yield spreads reverting to or beyond historically normal levels, we do not expect returns going forward to be as high as those we have recently seen.

We expect U.S. interest rates to rise over the longer term as the Fed ends the QE2 Treasury-buying program, deficits remains high, and the economy slowly recovers. Core inflation is expected to continue rising modestly from the lows of the current economic cycle reached in the final months of 2010. We expect the Fed will keep its benchmark interest rate at current levels into 2012, though the strength of the labor market and changes in inflation expectations will be key factors in our assessment of when the Fed will start to raise rates. Given the uncertain outlook and numerous global risks, we expect that continued market volatility and changing valuations will provide plenty of attractive investment opportunities ahead.

Delivering good returns in the coming years will depend increasingly on thorough research into individual securities. We believe a global hunt for value will be more important as non-U.S. markets offer some of the best combinations of risk and return. T. Rowe Price has invested significant resources in our research capabilities, and we are privileged to work with a talented team of professionals around the world in our efforts to uncover opportunities for our shareholders.

We appreciate your confidence. Thank you for investing with T. Rowe Price.

Respectfully submitted,

Steven C. Huber
Chairman of the fund’s Investment Advisory Committee

June 17, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays Capital Asset-Backed Securities Index: Tracks the performance of securities backed by assets including credit card, home equity, and auto loans.

Barclays Capital Commercial Mortgage-Backed Securities (ERISA Only) Index: An unmanaged index that tracks the performance of commercial mortgage-backed securities.

Barclays Capital Global Aggregate Index: An index that provides a broad-based measure of the global investment-grade fixed rate debt markets.

Barclays Capital Global Aggregate Ex-Treasury U.S. Dollar (Hedged) Index: An index that provides a broad-based measure of the global investment-grade fixed rate debt markets that excludes U.S. Treasury securities and is hedged to the dollar.

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Barclays Capital Mortgage-Backed Securities Index: An unmanaged index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. Agency Index: Tracks the performance of securities issued by U.S. agencies such as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank.

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays Capital U.S. Corporate Investment Grade Index: A measure of corporate and non-corporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Barclays Capital U.S. Credit Index: An unmanaged index that tracks the performance of domestic investment-grade corporate bonds.

Barclays Capital U.S. Treasury Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Plus: Tracks the total return of U.S. dollar and external currency debt instruments traded in emerging markets.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

Investor Class

	Year Ended 5/31/11‡	5/31/10‡	12/15/08 Through 5/31/09‡
NET ASSET VALUE			
Beginning of period	$ 11.80	$ 10.92	$ 10.00
Investment activities			
Net investment income	0.62[1]	0.57[1]	0.28[1]
Net realized and unrealized gain	0.49	0.96	0.93
Total from investment activities	1.11	1.53	1.21
Distributions			
Net investment income	(0.62)	(0.58)	(0.29)
Net realized gain	(0.24)	(0.07)	–
Total distributions	(0.86)	(0.65)	(0.29)
NET ASSET VALUE			
End of period	**$ 12.05**	**$ 11.80**	**$ 10.92**

Ratios/Supplemental Data

Total return[2]	**9.63%[1]**	**14.22%[1]**	**12.25%[1]**
Ratio of total expenses to average net assets	0.69%[1]	0.73%[1]	0.68%[1][3]
Ratio of net investment income to average net assets	5.12%[1]	4.91%[1]	6.12%[1][3]
Portfolio turnover rate	70.0%	112.2%	88.6%
Net assets, end of period (in thousands)	$ 224,241	$ 152,174	$ 73,786

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses in excess of a 0.80% contractual expense limitation in effect through 9/30/11, and expenses permanently waived 0.11%, 0.07%, and 0.12% of average net assets for the years ended 5/31/11, 5/31/10, and 5/31/09, respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Financial Highlights
For a share outstanding throughout each period

Advisor Class

	Year Ended 5/31/11‡	5/31/10‡	12/15/08 Through 5/31/09‡
NET ASSET VALUE			
Beginning of period	$ 11.80	$ 10.92	$ 10.00
Investment activities			
Net investment income	0.59[1]	0.56[1]	0.28[1]
Net realized and unrealized gain	0.50	0.95	0.92
Total from investment activities	1.09	1.51	1.20
Distributions			
Net investment income	(0.60)	(0.56)	(0.28)
Net realized gain	(0.24)	(0.07)	–
Total distributions	(0.84)	(0.63)	(0.28)
NET ASSET VALUE			
End of period	**$ 12.05**	**$ 11.80**	**$ 10.92**

Ratios/Supplemental Data

Total return[2]	**9.51%**[1]	**14.05%**[1]	**12.17%**[1]
Ratio of total expenses to average net assets	0.84%[1]	0.88%[1]	0.82%[1][3]
Ratio of net investment income to average net assets	4.94%[1]	4.80%[1]	5.96%[1][3]
Portfolio turnover rate	70.0%	112.2%	88.6%
Net assets, end of period (in thousands)	$ 725	$ 426	$ 298

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses in excess of a 0.95% contractual expense limitation in effect through 9/30/11, and expenses permanently waived 0.11%, 0.07%, and 0.12% of average net assets for the years ended 5/31/11, 5/31/10, and 5/31/09, respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 34.6%		
FINANCIAL INSTITUTIONS 11.5%		
Banking 7.9%		
Australia & New Zealand Banking, 5.125%, 9/10/19 (EUR)	50	73
Australia & New Zealand Banking, 5.25%, 5/20/13 (EUR)	50	76
Banca Monte dei Paschi di Siena, 4.75%, 4/30/14 (EUR)	150	221
Banca Monte dei Paschi di Siena, 6.00%, 6/20/11 (EUR)	50	72
Banco Bilbao Vizcaya Argentina, 4.875%, 1/23/14 (EUR)	100	147
Banco Galicia y Buenos Air, 8.75%, 5/4/18 (1)	150	151
BanColombia, 5.95%, 6/3/21 (1)	100	101
Bank of America, 4.625%, 2/18/14 (EUR)	80	118
Bank of America, 4.625%, 2/7/17 (EUR)	150	206
Bank of America, 6.50%, 8/1/16	305	345
Bank of Scotland, 5.50%, 10/29/12 (EUR)	50	73
Barclays Bank, 4.875%, 3/31/13 (EUR)	60	89
Barclays Bank, 4.875%, 8/13/19 (EUR)	120	176
Barclays Bank, 5.20%, 7/10/14	105	115
Barclays Bank, 6.00%, 1/14/21 (EUR)	150	210
Barclays Bank, 6.75%, 5/22/19	100	115
BNP Paribas, 5.00%, 1/15/21	100	102
BNP Paribas, 5.25%, 12/17/12 (EUR)	50	75
BNP Paribas, 5.431%, 9/7/17 (EUR)	150	229
BPCE, 2.375%, 10/4/13 (1)	100	100
Capital One Financial, 7.375%, 5/23/14	75	87
Citigroup, 3.50%, 8/5/15 (EUR)	160	225
Citigroup, 4.587%, 12/15/15	80	85
Citigroup, 5.50%, 10/15/14	235	257
Citigroup, 6.125%, 5/15/18	370	412
Citigroup, 6.40%, 3/27/13 (EUR)	100	152
Citigroup, 7.375%, 6/16/14 (EUR)	50	79

Citigroup, VR, 4.75%, 2/10/19 (EUR)	55	76
Citigroup Funding, CLN, 14.47%, 12/18/11 (GHS)	921	618
Commonwealth Bank of Australia, 5.50%, 8/6/19 (EUR)	100	150
Credit Agricole London, 6.00%, 6/24/13 (EUR)	50	77
Credit Suisse Group Finance (Guernsey), 6.375%, 6/7/13 (EUR)	150	229
Danske Bank, VR, 6.00%, 3/20/16 (EUR)	100	146
Deutsche Bank, 5.00%, 6/24/20 (EUR)	50	71
Deutsche Bank, 5.125%, 1/31/13 (EUR)	50	74
DNB NOR Bank, 5.875%, 6/20/13 (EUR)	50	77
Fifth Third Bancorp, 3.625%, 1/25/16	145	148
Fifth Third Bancorp, 6.25%, 5/1/13	30	33
Goldman Sachs, 3.625%, 2/7/16	205	205
Goldman Sachs, 3.70%, 8/1/15	155	158
Goldman Sachs, 4.00%, 2/2/15 (EUR)	107	154
Goldman Sachs, 4.50%, 1/30/17 (EUR)	150	214
Goldman Sachs, 4.75%, 1/28/14 (EUR)	50	74
Goldman Sachs, 5.125%, 10/16/14 (EUR)	50	75
Goldman Sachs, 6.15%, 4/1/18	255	279
Goldman Sachs, 6.25%, 2/1/41	80	81
Goldman Sachs, 6.375%, 5/2/18 (EUR)	45	70
HSBC France, 4.875%, 1/15/14 (EUR)	100	151
HSBC Holdings, 5.10%, 4/5/21	270	281
HSBC Holdings, 6.00%, 6/10/19 (EUR)	200	309
ING Bank, 5.50%, 1/4/12 (EUR)	100	146
ING Bank, VR, 6.125%, 5/29/23 (EUR)	50	75
Intesa SanPaolo, 4.00%, 11/8/18 (EUR)	100	138
Intesa SanPaolo, 6.625%, 5/8/18 (EUR)	100	148
Intesa SanPaolo, VR, 4.375%, 6/26/18 (EUR)	100	144
JPMorgan Chase, 3.40%, 6/24/15	90	93

JPMorgan Chase, 3.70%, 1/20/15	65	68
JPMorgan Chase, 5.25%, 1/14/15 (EUR)	50	77
JPMorgan Chase, 6.00%, 1/15/18	475	535
JPMorgan Chase, VR, 4.375%, 11/12/19 (EUR)	150	212
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	40	41
KBC, 3.875%, 3/31/15 (EUR)	75	106
KeyCorp, 3.75%, 8/13/15	120	125
KeyCorp, 5.10%, 3/24/21	40	41
Lloyds TSB Bank, 6.375%, 6/17/16 (EUR)	150	232
Lloyds TSB Bank, 6.50%, 3/24/20 (EUR)	150	206
Merrill Lynch, 4.45%, 1/31/14 (EUR)	150	221
Merrill Lynch, 4.625%, 10/2/13 (EUR)	40	59
Merrill Lynch, 5.45%, 2/5/13	385	410
Merrill Lynch, 6.875%, 4/25/18	115	131
Morgan Stanley, 3.45%, 11/2/15	100	100
Morgan Stanley, 3.75%, 3/1/13 (EUR)	100	145
Morgan Stanley, 4.00%, 7/24/15	100	104
Morgan Stanley, 4.10%, 1/26/15	90	94
Morgan Stanley, 4.20%, 11/20/14	10	10
Morgan Stanley, 7.30%, 5/13/19	430	495
Morgan Stanley Dean Witter, 5.00%, 5/2/19 (EUR)	50	73
Morgan Stanley Dean Witter, 5.375%, 8/10/20 (EUR)	200	288
Nationwide Building Society, 3.75%, 1/20/15 (EUR)	125	177
Nordea Bank, 4.875%, 5/13/21 (1)	200	201
Nordea Bank Sweden, VR, 6.25%, 9/10/18 (EUR)	100	152
PNC Funding, 4.375%, 8/11/20	85	87
PNC Funding, 6.70%, 6/10/19	105	125
Promsvyazbank Finance, 6.20%, 4/25/14 (1)	200	202
Rabobank Nederland, 4.125%, 1/14/20 (EUR)	80	116

Westpac Banking, 4.25%, 9/22/16 (EUR)	50	74
		17,761
Brokerage 0.4%		
Ameriprise Financial, 7.30%, 6/28/19	140	171
Jefferies Group, 8.50%, 7/15/19	120	146
Nuveen Investments, 10.50%, 11/15/15 (1)	500	530
Raymond James Financial, 4.25%, 4/15/16	25	26
		873
Finance Companies 1.3%		
Ally Financial, 8.00%, 3/15/20	275	303
Discover Financial Servicers, 10.25%, 7/15/19	120	159
GATX, 3.50%, 7/15/16	45	46
GATX, 4.85%, 6/1/21	100	100
GE Capital, 2.10%, 1/7/14	510	518
GE Capital, 4.625%, 1/7/21	45	46
GE Capital, 5.30%, 2/11/21	115	120
GE Capital, 5.875%, 1/14/38	100	104
GE Capital Euro Funding, 4.625%, 2/22/27 (EUR)	200	271
GE Capital Euro Funding, 5.25%, 5/18/15 (EUR)	140	216
GE Capital Euro Funding, 5.375%, 1/16/18 (EUR)	75	116
GE Capital Trust IV, VR, 4.625%, 9/15/66 (EUR)	50	65
International Lease Finance, 6.625%, 11/15/13	170	179
International Lease Finance, 8.25%, 12/15/20	500	561
SLM Corporation, 6.25%, 1/25/16	170	178
		2,982
Insurance 1.4%		
ACE INA Holdings, 5.90%, 6/15/19	50	57
Aflac, 8.50%, 5/15/19	110	136

WellPoint, 6.00%, 2/15/14	100	112
		3,100
Real Estate Investment Trusts 0.5%		
AMB Property, 4.50%, 8/15/17	70	72
AMB Property, 6.625%, 12/1/19	65	73
Boston Properties, 4.125%, 5/15/21	60	58
BR Malls International Finance, 9.75%, 11/29/49	100	106
Federal Realty Investment Trust, 5.90%, 4/1/20	20	22
Healthcare Realty Trust, 5.75%, 1/15/21	70	73
Hospitality Properties Trust, 7.875%, 8/15/14	100	113
IRSA Inversiones y Representaciones, 11.50%, 7/20/20 (1)	100	113
Kilroy Realty, 6.625%, 6/1/20	65	72
Reckson Operating Partnership, 6.00%, 3/31/16	60	65
Regency Centers, 6.00%, 6/15/20	30	34
Ventas Realty, 3.125%, 11/30/15	40	40
Ventas Realty, 6.50%, 6/1/16	125	129
WEA Finance, 6.75%, 9/2/19 (1)	70	82
WEA Finance, 7.50%, 6/2/14 (1)	60	70
Westfield Financial, 3.625%, 6/27/12 (EUR)	58	84
		1,206
Total Financial Institutions		25,922
INDUSTRIAL 19.5%		
Basic Industry 2.5%		
AK Steel, 7.625%, 5/15/20	300	314
Akzo Nobel, 7.25%, 3/27/15 (EUR)	50	82
Allegheny Technologies, 5.95%, 1/15/21	160	174
Alrosa Finance, 7.75%, 11/3/20	200	219
Anglogold Ashanti Holdings, 5.375%, 4/15/20	70	72

Arcelormittal, 3.75%, 8/5/15	70	72
Arcelormittal, 5.375%, 6/1/13	130	139
Arcelormittal, 9.375%, 6/3/16 (EUR)	110	194
Arch Coal, 8.75%, 8/1/16	125	138
Barrick North America Finance, 5.70%, 5/30/41 (1)	155	155
Celulosa Arauco y Constitucion, 5.00%, 1/21/21	30	30
CF Industries, 6.875%, 5/1/18	60	69
China Oriental Group, 8.00%, 8/18/15 (1)	100	104
Cliffs Natural Resources, 4.875%, 4/1/21	100	102
CONSOL Energy, 8.00%, 4/1/17	300	329
CONSOL Energy, 8.25%, 4/1/20	400	444
Dow Chemical, 2.50%, 2/15/16	50	50
Dow Chemical, 8.55%, 5/15/19	125	162
FMG Resources, 7.00%, 11/1/15 (1)	250	264
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/17	60	66
Grupo Petrotemex, 9.50%, 8/19/14 (1)	100	111
Inversiones, 4.75%, 1/19/18 (1)	100	101
POSCO, 4.25%, 10/28/20 (1)	100	96
Rio Tinto Finance, 4.125%, 5/20/21	155	155
Solutia, 7.875%, 3/15/20	175	192
Steel Dynamics, STEP, 7.75%, 4/15/16	450	478
Teck Resources, 4.50%, 1/15/21	50	51
Teck Resources, 9.75%, 5/15/14	50	61
Teck Resources, 10.75%, 5/15/19	50	63
U.S. Steel, 7.375%, 4/1/20	300	314
Vale Overseas, 6.25%, 1/23/17	65	74
Vale Overseas, 6.875%, 11/10/39	85	94
Verso Paper Holdings, 11.50%, 7/1/14	600	649
		5,618

Communications 4.8%

America Movil, 6.375%, 3/1/35	130	143
American Tower, 4.50%, 1/15/18	70	70
American Tower, 5.05%, 9/1/20	110	110
American Tower, 7.25%, 5/15/19	220	254
Ameritech Capital Funding, 6.55%, 1/15/28	65	71
AT&T, 2.95%, 5/15/16	150	152
AT&T, 6.55%, 2/15/39	70	77
British Sky Broadcasting, 9.50%, 11/15/18 (1)	135	182
British Telecommunications, 6.50%, 7/7/15 (EUR)	50	80
CC Holdings, 7.75%, 5/1/17 (1)	345	378
Cellco Partners/Verizon Wireless, 5.55%, 2/1/14	55	61
Charter Communications, 13.50%, 11/30/16	600	716
Comcast, 5.70%, 5/15/18	50	56
Comcast, 6.40%, 3/1/40	65	71
Cox Communications, 8.375%, 3/1/39 (1)	100	137
Cricket Communications, 7.75%, 5/15/16	200	212
Cricket Communications, 10.00%, 7/15/15	100	109
Crown Castle Towers, 6.113%, 1/15/40 (1)	207	227
Digicel Group, 8.875%, 1/15/15 (1)	150	155
DirecTV Holdings, 3.55%, 3/15/15	75	79
DirecTV Holdings, 5.875%, 10/1/19	165	184
Discovery Communications, 5.625%, 8/15/19	55	61
Grupo Televisa, 6.625%, 1/15/40	90	98
Interpublic Group of Companies, 6.25%, 11/15/14	80	88
Interpublic Group of Companies, 10.00%, 7/15/17	170	203
ITV, 10.00%, 6/30/14 (EUR)	50	83
Lamar Media, 7.875%, 4/15/18	350	375
NBC Universal, 5.15%, 4/30/20 (1)	205	219

NBC Universal, 5.95%, 4/1/41 (1)	70	72
News America, 6.15%, 3/1/37	150	155
News America, 7.85%, 3/1/39	55	68
NII Capital, 8.875%, 12/15/19	17	19
NII Capital, 10.00%, 8/15/16	301	348
Olivetti Finance, 6.875%, 1/24/13 (EUR)	50	77
Omnicom Group, 4.45%, 8/15/20	65	65
Omnicom Group, 6.25%, 7/15/19	60	68
Ono Finance II, 11.125%, 7/15/19 (EUR)(1)	100	155
OTE, 4.625%, 5/20/16 (EUR)	200	249
PAETEC Holding, 8.875%, 6/30/17	200	217
Qwest, 8.375%, 5/1/16	225	268
Royal (Koninklijke) KPN, 6.25%, 9/16/13 (EUR)	50	77
SATMEX, 9.50%, 5/15/17 (1)	150	155
SBA Communications, 8.00%, 8/15/16	75	82
SBA Communications, 8.25%, 8/15/19	50	55
Sirius XM Radio, 9.75%, 9/1/15 (1)	600	672
Sprint Capital, 6.90%, 5/1/19	285	298
Sprint Nextel, 8.375%, 8/15/17	200	226
Telecom Italia, 5.25%, 2/10/22 (EUR)	50	71
Telecom Italia, 7.875%, 1/22/14 (EUR)	50	80
Telecom Italia, 8.25%, 3/21/16 (EUR)	120	202
Telecom Italia Capital, 5.25%, 11/15/13	165	176
Telefonica Emisiones, 3.661%, 9/18/17 (EUR)	250	344
Telefonica Emisiones, 3.992%, 2/16/16	145	149
Telefonica Emisiones, 4.674%, 2/7/14 (EUR)	100	149
Telefonica Emisiones, 5.877%, 7/15/19	115	124
Telefonica Emisiones, 6.221%, 7/3/17	60	67
Telekom Finanzmanagement, 6.375%, 1/29/16 (EUR)	120	192

TPSA Euro Finance, 6.00%, 5/22/14 (EUR)	100	157
Travel Channel, 3.55%, 1/15/15 (1)	120	126
Univision Communications, 7.875%, 11/1/20 (1)	525	551
Wind Acquisition, 11.75%, 7/15/17 (1)	200	232
WPP Group, 6.625%, 5/12/16 (EUR)	100	162
		10,759
Consumer Cyclical 2.9%		
Advance Auto Parts, 5.75%, 5/1/20	75	80
American Honda Finance, 5.125%, 10/3/12 (EUR)	50	74
American Honda Finance, 6.25%, 7/16/13 (EUR)	50	77
AOL Time Warner, 7.70%, 5/1/32	170	207
Arcos Dorados, 7.50%, 10/1/19 (1)	100	110
Banque PSA Finance, 3.625%, 4/29/14 (EUR)	100	145
Banque PSA Finance, 4.375%, 4/4/16 (1)	135	138
BMW Finance, 8.875%, 9/19/13 (EUR)	30	49
BMW U.S. Capital, 5.00%, 5/28/15 (EUR)	30	46
BR Properties, 9.00%, 10/29/49 (1)	100	103
Country Garden Holdings, 11.125%, 2/23/18 (1)	200	210
DaimlerChrysler, 4.375%, 3/21/13 (EUR)	50	74
DaimlerChrysler International Finance, 6.125%, 9/8/15 (EUR)	50	80
DineEquity, 9.50%, 10/30/18 (1)	175	193
Experian Fiance, 4.75%, 2/4/20 (EUR)	110	164
Fiat Finance & Trade, 6.625%, 2/15/13 (EUR)	55	83
Ford Motor Credit, 8.125%, 1/15/20	500	585
Harrah's Operating, 11.25%, 6/1/17	250	282
Home Depot, 5.40%, 3/1/16	60	67
Home Depot, 5.95%, 4/1/41	70	73
Host Hotels & Resorts, 5.875%, 6/15/19 (1)	80	80
Hyatt Hotels, 5.75%, 8/15/15 (1)	130	138

Lottomatica, 5.375%, 12/5/16 (EUR)	150	223
Macy's, 5.90%, 12/1/16	25	28
MCE Finance, 10.25%, 5/15/18	100	116
MDC Holdings, 5.625%, 2/1/20	85	85
MGM Resorts International, 9.00%, 3/15/20	200	223
MGM Mirage, 10.375%, 5/15/14	125	144
MGM Mirage, 11.125%, 11/15/17	100	116
Michelin Finance Luxembourg, 8.625%, 4/24/14 (EUR)	65	108
Nissan Motor Acceptance, 3.25%, 1/30/13 (1)	65	67
Nordstrom, 4.75%, 5/1/20	50	53
O'Reilly Automotive, 4.875%, 1/14/21	105	107
Pinault Printemps Redoute, 8.625%, 4/3/14 (EUR)	70	116
Pinnacle Entertainment, 8.625%, 8/1/17	50	55
RCI Banque, 4.375%, 1/27/15 (EUR)	113	166
RCI Banque, 4.60%, 4/12/16 (1)	105	108
Regal Cinemas, 8.625%, 7/15/19	150	160
Rentokil Initial, 4.625%, 3/27/14 (EUR)	100	147
Securitas, 6.50%, 4/2/13 (EUR)	50	77
Speedway Motorsports, 8.75%, 6/1/16	100	110
Toyota Motor Credit, 3.20%, 6/17/15	130	135
Wendy's / Arby's, 10.00%, 7/15/16	775	864
Wesfarmers, 2.983%, 5/18/16 (1)	20	20
Wesfarmers, 3.875%, 7/10/15 (EUR)	100	147
Wyndham Worldwide, 7.375%, 3/1/20	50	56
		6,489
Consumer Non-Cyclical 3.6%		
Acco Brands, 10.625%, 3/15/15	600	673
Ahold Finance, 5.875%, 3/14/12 (EUR)	60	89
Altria Group, 9.25%, 8/6/19	275	363

Anheuser-Busch InBev, 8.625%, 1/30/17 (EUR)	100	181
Anheuser-Busch InBev World, 3.625%, 4/15/15	170	180
Avangardco Investments, 10.00%, 10/29/15	100	99
Bacardi, 7.75%, 4/9/14 (EUR)	100	161
Biomet, PIK, 10.375%, 10/15/17	600	664
Boston Scientific, 4.50%, 1/15/15	85	90
Bunge Limited Finance, 4.10%, 3/15/16	40	42
Bunge Limited Finance, 8.50%, 6/15/19	55	68
Cardinal Health, 4.625%, 12/15/20	105	107
Carlsberg Breweries, 6.00%, 5/28/14 (EUR)	50	78
Casino Guichard Perrachon, 6.00%, 2/27/12 (EUR)	25	37
Casino Guichard Perrachon, 6.375%, 4/4/13 (EUR)	100	153
Central Garden & Pet, 8.25%, 3/1/18	150	158
Coca-Cola FEMSA, 4.625%, 2/15/20	100	104
Del Monte Foods, 7.625%, 2/15/19 (1)	450	459
Delhaize Group, 5.625%, 6/27/14 (EUR)	100	154
Delhaize Group, 6.50%, 6/15/17	95	110
Energizer Holdings, 4.70%, 5/19/21 (1)	75	76
Express Scripts, 3.125%, 5/15/16	90	91
Express Scripts, 6.25%, 6/15/14	45	51
HCA, 8.50%, 4/15/19	175	196
HCA, 9.875%, 2/15/17	600	670
Heineken, 7.125%, 4/7/14 (EUR)	100	159
Imperial Tobacco Finance, 4.375%, 11/22/13 (EUR)	150	223
Imperial Tobacco Finance, 8.375%, 2/17/16 (EUR)	50	86
Kraft Foods, 6.50%, 2/9/40	155	175
Kroger, 5.40%, 7/15/40	80	79
Life Technologies, 4.40%, 3/1/15	110	117
Lifepoint Hospitals, 6.625%, 10/1/20 (1)	300	311

Medco Health Solutions, 2.75%, 9/15/15	65	66
Merck Financial Services, 3.375%, 3/24/15 (EUR)	75	109
Pernod-Ricard, 5.75%, 4/7/21 (1)	150	158
Pernod-Ricard, 7.00%, 1/15/15 (EUR)	100	157
Philip Morris International, 5.875%, 9/4/15 (EUR)	50	80
Ralcorp Holdings, 4.95%, 8/15/20	75	76
Reynolds American, 7.25%, 6/1/13	100	111
Tesco, 5.625%, 9/12/12 (EUR)	50	75
Tesco, 5.875%, 9/12/16 (EUR)	50	81
Valeant Pharmaceuticals, 7.00%, 10/1/20 (1)	350	344
Viterra, 5.95%, 8/1/20 (1)	70	69
Warner Chilcott, 7.75%, 9/15/18 (1)	500	524
		8,054
Energy 1.7%		
Anadarko Petroleum, 6.375%, 9/15/17	85	98
Apache, 5.10%, 9/1/40	165	162
Berry Petroleum, 10.25%, 6/1/14	125	145
Bill Barrett, 9.875%, 7/15/16	175	198
BP Capital Markets, 3.125%, 10/1/15	85	87
Compagnie Generale de Geophysique, 9.50%, 5/15/16	200	222
Diamond Offshore Drilling, 5.875%, 5/1/19	130	147
Ensco, 3.25%, 3/15/16	135	138
EOG Resources, 2.50%, 2/1/16	100	100
EOG Resources, 5.625%, 6/1/19	30	34
Hess, 6.00%, 1/15/40	80	85
Hess, 8.125%, 2/15/19	55	70
LINN Energy, 8.625%, 4/15/20	250	274
Motiva Enterprises, 6.85%, 1/15/40 (1)	75	89
Nabors Industries, 9.25%, 1/15/19	115	149

Newfield Exploration, 6.875%, 2/1/20	75	79
Noble Energy, 6.00%, 3/1/41	80	84
Noble Holding International, 6.05%, 3/1/41	50	53
Penn Virginia, 10.375%, 6/15/16	100	113
Quicksilver Resources, 11.75%, 1/1/16	225	262
RDS Ultra-Deepwater, 11.875%, 3/15/17 (1)	80	90
Repsol International Finance, 4.75%, 2/16/17 (EUR)	100	150
Rowan Companies, 5.00%, 9/1/17	50	54
Rowan Companies, 7.875%, 8/1/19	60	74
Southwestern Energy, 7.50%, 2/1/18	90	102
Talisman Energy, 3.75%, 2/1/21	125	120
Tesoro, 9.75%, 6/1/19	125	143
TNK-BP Finance, 7.875%, 3/13/18	100	116
Valero Energy, 6.125%, 6/15/17	120	137
Weatherford International, 6.75%, 9/15/40	30	33
Weatherford International, 9.625%, 3/1/19	75	98
Woodside Finance, 4.50%, 11/10/14 (1)	55	59
		3,765
Other Industrial 0.1%		
MHP, 10.25%, 4/29/15	100	106
Valmont Industries, 6.625%, 4/20/20	120	133
		239
Technology 0.8%		
Advanced Micro Devices, 7.75%, 8/1/20	450	472
Affiliated Computer Services, 5.20%, 6/1/15	135	148
Agilent Technologies, 5.00%, 7/15/20	65	69
Anixter International, 10.00%, 3/15/14	250	284
Broadcom, 2.375%, 11/1/15 (1)	35	35

Brocade Communications, 6.875%, 1/15/20	30	33
CommScope, 8.25%, 1/15/19 (1)	300	316
Equinix, 8.125%, 3/1/18	175	190
Ericsson, 5.375%, 6/27/17 (EUR)	100	157
Jabil Circuit, 5.625%, 12/15/20	80	79
Verisk Analytics, 5.80%, 5/1/21	60	63
Xerox, 6.35%, 5/15/18	57	66
		1,912
Transportation 1.2%		
Aeropuertos Argentina 2000, 10.75%, 12/1/20 (1)	99	108
Atlantia, 5.625%, 5/6/16 (EUR)	100	157
Autoroutes du Sud de la France, 7.375%, 3/20/19 (EUR)	100	177
Burlington Northern Santa Fe, 5.05%, 3/1/41	90	86
Burlington Northern Santa Fe, 5.40%, 6/1/41	75	75
Continental Airlines, 4.75%, 1/12/21	30	29
Continental Airlines, 7.25%, 5/10/21	52	57
Continental Airlines, 9.00%, 7/8/16	23	27
Delta Air Lines, 5.30%, 4/15/19	20	20
Delta Air Lines, 7.75%, 6/17/21	44	48
Delta Air Lines, ETC, 4.95%, 5/23/19	25	25
DP World Sukuk, 6.25%, 7/2/17	150	157
DP World Sukuk, 6.25%, 7/2/17 (1)	250	261
ERAC USA Finance, 4.50%, 8/16/21 (1)	35	35
ERAC USA Finance, 5.25%, 10/1/20 (1)	100	106
Georgian Railway, 9.875%, 7/22/15	100	112
Gol Finance, 9.25%, 7/20/20	100	107
Minerva, 10.875%, 11/15/19 (1)	150	166
Southwest Airlines, 5.125%, 3/1/17	75	81
TAM Capital, 7.375%, 4/25/17	100	102

United Airlines, 9.875%, 8/1/13 (1)	600	641
US Airways, 6.25%, 10/22/24	50	49
		2,626
Total Industrial		43,708

UTILITY 3.6%

Electric 2.1%

AES, 9.75%, 4/15/16	250	288
Allegheny Energy Supply, 6.75%, 10/15/39 (1)	110	112
Calpine, 7.875%, 7/31/20 (1)	350	370
Carolina Power & Light, 5.30%, 1/15/19	70	79
CMS Energy, 6.25%, 2/1/20	70	76
CMS Energy, 8.75%, 6/15/19	250	311
Constellation Energy, 5.15%, 12/1/20	135	141
Dominion Resources, 2.25%, 9/1/15	50	50
Duke Energy Carolinas, 5.30%, 2/15/40	45	47
E-CL, 5.625%, 1/15/21 (1)	100	104
E.ON International Finance, 5.50%, 1/19/16 (EUR)	175	277
E.ON International Finance, 5.75%, 5/7/20 (EUR)	20	33
EDP Finance, 4.75%, 9/26/16 (EUR)	75	100
EDP Finance, 4.90%, 10/1/19 (1)	105	96
Enel, 5.25%, 1/14/15 (EUR)	100	154
Enel Finance International, 4.00%, 9/14/16 (EUR)	50	74
Enel Finance International, 6.00%, 10/7/39 (1)	100	93
Exelon Generation, 6.25%, 10/1/39	50	52
FirstEnergy Solutions, 4.80%, 2/15/15	195	209
Georgia Power, 4.75%, 9/1/40	115	108
IPALCO Enterprises, 5.00%, 5/1/18 (1)	45	45
LG&E & KU Energy, 2.125%, 11/15/15 (1)	75	73

Massachusetts Electric, 5.90%, 11/15/39 (1)	110	118
Nevada Power, 6.65%, 4/1/36	130	154
Northern States Power, 5.35%, 11/1/39	44	47
NV Energy, 6.25%, 11/15/20	40	42
PacifiCorp, 6.25%, 10/15/37	95	110
PPL WEM Holdings, 3.90%, 5/1/16 (1)	125	127
Progress Energy, 4.40%, 1/15/21	105	108
Rushydro Finance, 7.875%, 10/28/15 (RUB)	22,000	788
RWE Finance, 6.625%, 1/31/19 (EUR)	50	85
San Diego Gas & Electric, 6.00%, 6/1/39	100	115
TECO Finance, 5.15%, 3/15/20	100	108
		4,694
Natural Gas 1.4%		
AGL Capital, 5.25%, 8/15/19	50	54
Boardwalk Pipelines, 5.75%, 9/15/19	125	137
Buckeye Partners, 5.50%, 8/15/19	155	169
CenterPoint Energy, 5.85%, 1/15/41 (1)	35	36
Centrica, 7.125%, 12/9/13 (EUR)	50	80
DCP Midstream Operating, 3.25%, 10/1/15	75	76
Enbridge Energy Partners, 5.20%, 3/15/20	15	16
Enbridge Energy Partners, 5.50%, 9/15/40	50	49
Enogex, 6.25%, 3/15/20 (1)	55	61
Enterprise Products Operations, 3.20%, 2/1/16	60	61
Enterprise Products Operations, 5.95%, 2/1/41	50	51
Enterprise Products Operations, 7.55%, 4/15/38	65	79
Gas Natural Capital Markets, 4.125%, 1/26/18 (EUR)	150	203
Gas Natural Capital Markets, 5.25%, 7/9/14 (EUR)	50	75
GDF Suez, 5.625%, 1/18/16 (EUR)	100	159
Gulfstream Natural Gas, 6.95%, 6/1/16 (1)	15	18

WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 4.976%, 9/25/35	69	66
		1,202

Commercial Mortgage Backed Securities 4.6%

Banc of America Commercial Mortgage Series 2007-1, Class AAB 5.422%, 1/15/49	575	598
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4, VR 5.405%, 12/11/40	850	938
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class A-4A 4.871%, 9/11/42	600	650
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41	322	356
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A4, VR 5.694%, 6/11/50	660	727
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, VR 5.22%, 7/15/44	245	270
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	205	225
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B, VR 6.012%, 12/10/49	260	288
Commercial Mortgage PTC Series 2007-C9, Class A4, VR 5.815%, 12/10/49	395	440
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	185	201
Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB 4.619%, 8/10/42	143	148

U.S. Government Obligations 0.1%		
Government National Mortgage Assn., 5.00%, 11/15/38	334	362
		362
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $30,093)		30,649
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 0.4%		
U.S. Government Agency Obligations 0.1% (2)		
Federal National Mortgage Assn., 2.75%, 2/5/14 (3)	250	263
		263
U.S. Treasury Obligations 0.3%		
U.S. Treasury Notes, 0.625%, 7/31/12	600	603
		603
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $852)		866
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 14.1%		
Local Authorities 0.1%		
City of Buenos Aires, 12.50%, 4/6/15 (1)	100	113
		113
Owned No Guarantee 1.3%		
CEZ, 4.125%, 10/17/13 (EUR)	50	74
CEZ, 6.00%, 7/18/14 (EUR)	50	79
CNOOC Finance, 5.75%, 1/26/41 (1)	200	206
Codelco, 3.75%, 11/4/20 (1)	100	97
Codelco, 7.50%, 1/15/19 (1)	100	123
Dubai Holding Commercial Operation, 4.75%, 1/30/14 (EUR)	100	131
Electricite de France, 6.95%, 1/26/39 (1)	115	142

Export-Import Bank of Korea, 4.625%, 2/20/17 (EUR)	50	74
Export-Import Bank of Korea, 5.75%, 5/22/13 (EUR)	50	76
Gaz Capital, 5.364%, 10/31/14 (EUR)	50	76
Gaz Capital, 6.605%, 2/13/18 (EUR)	125	197
Pemex Project Funding Master Trust, 6.25%, 8/5/13 (EUR)	60	92
Pemex Project Funding Master Trust, 6.375%, 8/5/16 (EUR)	90	140
Petroleos de Venezuela, 4.90%, 10/28/14	22	17
Petroleos de Venezuela, 5.00%, 10/28/15	200	131
Petroleos de Venezuela, 5.25%, 4/12/17	250	152
Red Arrow International Leasing, 8.375%, 6/30/12 (RUB)	18,118	655
RSHB Capital, 7.50%, 3/25/13 (RUB)	14,000	512
		2,974
Sovereign 0.4%		
Government of Grenada, FRN, 2.50%, 9/15/25	113	71
Government of Jamaica, 10.625%, 6/20/17	80	96
Government of Ukraine, 6.58%, 11/21/16	250	253
Hellenic Republic Government International, 4.625%, 6/25/13	79	59
Republic of Argentina, 7.00%, 10/3/15	150	144
Republic of Argentina, 8.28%, 12/31/33	163	143
Republic of Peru, 8.75%, 11/21/33	100	137
Socialist Republic of Vietnam, 6.875%, 1/15/16	100	108
		1,011
Treasuries 12.3%		
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17 (BRL)	700	402
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12 (BRL)	2,360	1,476
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/14 (BRL)	4,905	2,947
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 5/15/15 (BRL)	4,088	5,184

CONVERTIBLE BONDS 1.6%		
INDUSTRIAL 1.6%		
Basic Industry 0.1%		
Peabody Energy, 4.75%, 12/15/41	108	138
		138
Capital Goods 0.0%		
Alliant Techsystems, 2.75%, 9/15/11	28	28
		28
Communications 0.6%		
Liberty Media, VR, 3.125%, 3/30/23	719	866
SBA Communications, 4.00%, 10/1/14	262	378
VeriSign, 3.25%, 8/15/37	103	123
		1,367
Consumer Cyclical 0.4%		
Group 1 Automotive, 3.00%, 3/15/20 (1)	90	107
Group 1 Automotive, VR, 2.25%, 6/15/36	537	537
Host Hotels & Resorts, 2.625%, 4/15/27 (1)	318	321
		965
Consumer Non-Cyclical 0.1%		
Laboratory Corporation of America, Zero Coupon, 9/11/21	10	14
Lifepoint Hospitals, 3.25%, 8/15/25	210	220
		234
Energy 0.2%		
Goodrich Petroleum, 3.25%, 12/1/26	4	4
Oil States International, 2.375%, 7/1/25	129	321
		325

Technology 0.2%		
FEI Company, 2.875%, 6/1/13	47	67
Linear Technology, 3.00%, 5/1/27	154	168
Xilinx, 3.125%, 3/15/37	166	208
		443
Total Industrial		3,500
UTILITY 0.0%		
Electric 0.0%		
UniSource Energy, 4.50%, 3/1/35	50	55
Total Utility		55
Total Convertible Bonds (Cost $2,519)		3,555
CONVERTIBLE PREFERRED STOCKS 0.5%		
Banking 0.3%		
Wells Fargo	1	640
		640
Consumer Cyclical 0.2%		
General Motors	6	316
		316
Electric 0.0%		
PPL (4)	1	76
		76
Other Financial 0.0%		
AMG Capital Trust I	1	69
		69

Insurance 0.0%		
MetLife	1	91
		91
Total Convertible Preferred Stocks (Cost $1,030)		1,192
BOND MUTUAL FUNDS 18.7%		
T. Rowe Price Institutional Emerging Markets Bond Fund, 5.98% (5)(6)	489	4,700
T. Rowe Price Institutional Floating Rate Fund, 3.74% (5)(6)	3,227	33,467
T. Rowe Price Institutional High Yield Fund, 6.24% (5)(6)	386	3,893
Total Bond Mutual Funds (Cost $39,183)		42,060
PRIVATE INVESTMENT COMPANIES 0.2%		
T. Rowe Price Term Asset-Backed Opportunity Fund (6)	101	525
Total Private Investment Companies (Cost $510)		525
SHORT-TERM INVESTMENTS 9.6%		
Money Market Funds 9.6%		
T. Rowe Price Reserve Investment Fund, 0.14% (6)(7)	21,590	21,590
Total Short-Term Investments (Cost $21,590)		21,590
Total Investments in Securities		
101.5% of Net Assets (Cost $213,972)		$ 228,264

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $19,058 and represents 8.5% of net assets.

(2) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(3) At May 31, 2011, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(4) Non-income producing

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/11	5/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 9,924	$ 5,939
Net realized gain	765	5,396
Change in net unrealized gain	6,531	3,318
Increase in net assets from operations	17,220	14,653
Distributions to shareholders		
Net investment income		
Investor Class	(9,870)	(5,978)
Advisor Class	(27)	(19)
Net realized gain		
Investor Class	(3,956)	(682)
Advisor Class	(11)	(2)
Decrease in net assets from distributions	(13,864)	(6,681)
Capital share transactions*		
Shares sold		
Investor Class	120,361	98,351
Advisor Class	624	225
Distributions reinvested		
Investor Class	10,169	4,511
Advisor Class	15	6
Shares redeemed		
Investor Class	(61,810)	(32,417)
Advisor Class	(349)	(132)
Increase in net assets from capital share transactions	69,010	70,544
Net Assets		
Increase during period	72,366	78,516
Beginning of period	152,600	74,084
End of period	$ 224,966	$ 152,600
Undistributed net investment income	55	5

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Strategic Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide high income and some capital appreciation. The fund has two classes of shares: the Strategic Income Fund original share class, referred to in this report as the Investor Class, offered since December 15, 2008, and the Strategic Income Fund – Advisor Class (Advisor Class), offered since December 15, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On June 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on May 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at May 31, 2011, totaled $(150,000) for the year ended May 31, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2011, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 17% and 26% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 5% and 20% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2011, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 0% and 23%.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At May 31, 2011, approximately 17% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At May 31, 2011, approximately 36% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the year ended May 31, 2011, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended May 31, 2011, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by T. Rowe Price Associates, Inc. that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of May 31, 2011, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of May 31, 2011, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $128,707,000 and $89,673,000, respectively, for the year ended May 31, 2011. Purchases and sales of U.S. government securities aggregated $52,572,000 and $35,208,000, respectively, for the year ended May 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2011, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended May 31, 2011 and May 31, 2010 were characterized for tax purposes as follows:

At May 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts and the realization of unrealized gains/losses on certain open derivative contracts for tax purposes. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2011, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, management fees in the amount of $7,000 were repaid and expenses in the amount of $16,000 were reimbursed by Price Associates during the year ended May 31, 2011. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $289,000 remain subject to repayment at May 31, 2011.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2011, expenses incurred pursuant to these service agreements were $201,000 for Price Associates; $114,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to Price Associates. To ensure that the fund does not incur duplicate fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended May 31, 2011, are as follows:

As of May 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class and 25,799 shares of the Advisor Class, aggregating 13% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Strategic
Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Strategic Income Fund, Inc. (the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 15, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $2,975,000 from short-term capital gains

• $992,000 from long-term capital gains, all of which was subject to the 15% rate gains category.

For taxable non-corporate shareholders, $77,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $77,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-year and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale.

The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including any fees waived by or recaptured by the Advisor, as well as reductions of the management fee that resulted from the fund’s investments in T. Rowe Price Institutional Funds) was below the median for comparable funds. The information also indicated that the total expense ratio for the Investor Class and Advisor Class was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2008

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2008	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2008

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2008	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2008

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2008	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 129 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2008	Chairman of the Board, Director, and President, T. Rowe Price
[129]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[39]	and T. Rowe Price International; formerly Head of U.S. Equity Sales,
Citigroup Global Markets (2005 to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Strategic Income Fund	Principal Occupation(s)

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.; formerly Chief Investment Officer,
Maryland State Retirement Agency pension
fund (to 2006)

Ian D. Kelson (1956)	President-International Fixed Income, T. Rowe
Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly Chief Investment Officer, IMPAC
Mortgage Holdings (to 2008); Senior Portfolio
Manager, Avenue Capital Group (to 2006)

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.;
Vice President, Price Hong Kong, Price
Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Retirement Plan Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

David Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

*Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price
International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,539,000 and $1,879,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Strategic Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 15, 2011